                                                                   EXHIBIT 10.5


         ------------------------------------------------------------




                                  AMENDMENT TO

                               SERVICES AGREEMENT


                                 by and between


        DUKE ENERGY CORPORATION, DUKE ENERGY BUSINESS SERVICES, LLC, PAN
            SERVICE COMPANY, DUKE ENERGY GAS TRANSMISSION CORPORATION

                                       and

                         DUKE ENERGY FIELD SERVICES, LLC


                           Dated as of January 1, 2003




         ------------------------------------------------------------

                         Amendment to Services Agreement

         This Amendment to the Services Agreement (this "Amendment") is made this ___ day of January, 2003, but effective as of January 1, 2003, by and between Duke Energy Corporation, Duke Energy Business Services LLC, Pan Service Company and Duke Energy Gas Transmission Corporation (collectively "Duke"), and Duke Energy Field Services, LLC (the "Company") (each, a "Party", and collectively, the "Parties").



                                    RECITALS:

         WHEREAS, Duke and the Company are parties to that certain Services Agreement dated March 14, 2000, as amended (the "Services Agreement") (capitalized terms used but not defined here shall have the meaning given thereto in the Services Agreement); and

         WHEREAS, Duke and the Company desire to amend the Services Agreement to include various additional services and confirm the rates for 2003.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The rate sheet found in Exhibit A, Article I of the Services Agreement shall be replaced with the new rate sheet attachment hereto entitled "Exhibit A, Article I (as amended)".

2. The Services listed in Exhibit A, Article II of the Services Agreement shall be amended to include the additional services described in the attachment hereto entitled "Exhibit A, Article II (as amended)".

3. Except as amended hereby, the Services Agreement shall remain in full force and effect as previously executed and amended by the Parties, and the Parties ratify the Services Agreement as amended hereby.

         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered on the date first set forth above.



DUKE ENERGY CORPORATION                     DUKE ENERGY BUSINESS SERVICES LLC





By: /s/ KEITH G. BUTLER                     By: /s/ A. R. MULLINAX
  ----------------------------------          ----------------------------------
Name:   Keith G. Butler                     Name:   A. R. Mullinax
Title:  Senior Vice President               Title:  Executive Vice President
           and Controller



PAN SERVICE COMPANY                         DUKE ENERGY GAS TRANSMISSION
                                            CORPORATION



By: /s/ DOROTHY M. ABLES                    By: /s/ THOMAS C. O'CONNOR
  ----------------------------------          ----------------------------------
Name:   Dorothy M. Ables                    Name:   Thomas C. O'Connor
Title:  Senior Vice President               Title:  President





DUKE ENERGY FIELD SERVICES, LLC



By: /s/ ROSE M. ROBESON
  ----------------------------------
Name:   Rose M. Robeson
Title:  Vice President
           and Chief Financial Officer





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